UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22022
Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
 (Address of principal executive offices) (Zip code)
Robert White, Treasurer
888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)
Registrant's telephone number, including area code: (212) 482-1600
Date of fiscal year end:  October 31
Date of reporting period: November 1, 2016 – October 31, 2017

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AGC
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/agc, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2017

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the "Fund" or "AGC"). This report covers the Fund's performance for the 12 months ended October 31, 2017.
Advent Capital Management, LLC ("Advent" or the "Investment Manager"), serves as the Fund's Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield, and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of October 31, 2017, Advent managed approximately $9.2 billion in assets.
Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser"), serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2017, the Fund generated a total return based on market price of 21.79% and a return of 14.03% based on NAV. As of October 31, 2017, the Fund's market price of $6.19 represented a discount of 8.02% to NAV of $6.73.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund's shares fluctuates from time to time, and may be higher or lower than the Fund's NAV.
For the period, the Fund paid a monthly distribution of $0.047 per share. The most recent monthly distribution represents an annualized distribution rate of 9.1% based upon the last closing market price of $6.19 as of October 31, 2017.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund's distribution rate is not constant and the amount of distribution, when declared

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(Unaudited) continued	October 31, 2017

by the Fund's Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(n) on page 46 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 63 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund's performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund's website at guggenheiminvestments.com/agc.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the
Advent Claymore Convertible Securities and Income Fund II
November 30, 2017

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QUESTIONS & ANSWERS (Unaudited)	October 31, 2017

The portfolio managers of Advent Claymore Convertible Securities and Income Fund II (the "Fund") are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC ("Advent" or the "Investment Manager") and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund's core portfolio of convertible bonds, the Fund's high yield securities investments and the Fund's leverage allocation, respectively. In the following interview, the management team discusses the equity, convertible securities, and high-yield markets and Fund performance for the 12-month period ended October 31, 2017.
Please describe the Fund's objective and management strategies.
The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as forward exchange currency contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders' return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders' return will be less than if financial leverage had not been used.
Discuss Advent's investment approach.
Advent's approach involves a core portfolio of convertible bonds that is managed, subject to the Fund's investment policies and restrictions, in a manner similar to that of Advent's Global Balanced Convertible Strategy, which seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.
This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent's High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

Advent uses a separate portion of the Fund's portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund's portfolio incorporates leverage and operates as an asset allocation tool reflecting Advent's conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Please describe the economic and market environment over the last 12 months.
Global equity and corporate bonds experienced strong returns during the Fund's fiscal year 2017. A stable-to-accelerating global economic environment combined with continued monetary policy accommodation in many countries and anticipation of potential U.S. tax reform and other business-friendly government policies helped to engender a rife environment for positive capital market returns. In both continental Europe and Japan, many years of below trend economic growth gave way during fiscal year 2017 to substantially improved economic indicators, for example much higher IFO Business Climate surveys in Germany, industrial production sustaining positive year-over-year changes in France, and price levels and retail sales growing at positive rates in Japan. Rising commodity prices and the lapping of slower economic periods in numerous emerging markets such as China and Brazil also helped to buoy perceptions of global economic growth. U.S. Gross Domestic Product ("GDP") growth remained steady, never having dipped for more than one quarter, but corporate profits reaccelerated, aided by rising commodity prices and a buoyant consumer sector with support from personal consumption and falling unemployment.
The global market for convertible bonds returned double-digit percentage gains in fiscal year 2017 as a result of the favorable economic environment. Although yields in the foreign bonds markets were lower than that of the United States due to lower monetary policy short rates in many foreign locales, the convertible market's sensitivity to underlying equity returns proved positive to investors in this market. Returns in the corporate high-yield market, U.S. and globally, were enhanced by reductions in the spreads of the typical bond to benchmark government issuances. The high-yield markets globally returned 5-10% depending on the specific index with coupons combining with spread compression. A favorable financing environment for global corporations to pursue mergers and acquisitions, aggressive internal expansion, or financial engineering to enable greater equity returns continued to be a source globally for convertible securities to continue their issuance to replace maturing bonds.
The U.S. dollar, on a steady rise during the previous two years, fell during fiscal year 2017. After initially rising after the outcome of the U.S. election in anticipation of faster growth driving higher interest rates, the U.S. Dollar Index fell after the December 2016 peak of approximately 103.3 to a low of 91.3 in September 2017 before settling at 94.6 at the end of the fiscal year. Faster growth in Europe and more stable growth in China were the chief reasons for the dollar's decline with the economic acceleration in Europe bringing forward the expected tapering or end of monetary expansion by the European Central Bank ("ECB") surprising currency investors.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2017, the Fund generated a total return based on market price of 21.79% and a return of 14.03% based on NAV. As of October 31, 2017, the Fund's market price of $6.19 represented a discount of 8.02% to NAV of $6.73. As of October 31, 2016, the Fund's market price of $5.57 represented a discount of 13.24% to NAV of $6.42.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund's shares fluctuates from time to time, and may be higher or lower than the Fund's NAV.
What contributed to performance?
In the context of a positive global economic environment, security returns in the Fund's key asset classes were satisfactory in fiscal year 2017. Global convertibles, as highlighted by the ICE Bank of America Merrill Lynch Global 300 Convertible Index, rose 15.7% for the year on a currency-neutral basis. Various global equity indices, which serve as key performance indicators for the global convertible market, had strong returns such as the S&P 500 Index up 23.6%, the Stoxx Europe 50 Index of Western European equities up 24.2%, the Hang Seng Index of Hong Kong equities up 28.0%, and the Nikkei-225 Stock Average Index of Japanese stocks up 28.7%.
The U.S. high-yield corporate bond market also had strong returns as the ICE Bank of America Merrill Lynch High Yield Master II Index advanced 9.1% with the coupon return being augmented by a slight price increase of the underlying bonds. The average option-adjusted spread (OAS) compressed 140 basis points during the year, helped by improving corporate profits and a rebound in commodity prices, which have a high factor in the high-yield corporate bond market.
Please discuss the Fund's distributions.
For the period, the Fund paid a monthly distribution of $0.047 per share. The most recent monthly distribution represents an annualized distribution rate of 9.1% based upon the last closing market price of $6.19 as of October 31, 2017.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund's distribution rate is not constant and the amount of distribution, when declared by the Fund's Board of Trustees, is subject to change based on the performance of the Fund and market conditions.
The Fund currently anticipates that some of the 2017 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2017 will be reported to shareholders in January 2018 on Form 1099-DIV.
While the Fund generally seeks to pay dividends that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund's investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time,

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund's total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income." A return of capital distribution decreases the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio.
Please see Note 2(n) on page 46 for more information on distributions for the period.
Please discuss the tender offer that occurred during the period.
On August 9, 2017, the Fund commenced a tender offer (the "Tender Offer") to acquire in exchange for cash up to 4,829,532 (approximately 15%) of the Fund's outstanding common shares of beneficial interest (the "Shares") at a price per Share equal to 98% of the Fund's NAV as of the business day immediately following the expiration of the Tender Offer. The Tender Offer expired on September 7, 2017.
A total of 14,817,666 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 4,829,532 Shares, the Tender Offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the Tender Offer, the Fund purchased Shares from all tendering shareholders on a pro rata basis, disregarding fractions.
Accordingly, on a pro rata basis, approximately 33% of Shares for each shareholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $6.4876 per Share. Shares that were tendered but not accepted for purchase and Shares that were not tendered remain outstanding. The Fund accepted 4,829,532 shares for payment. Final payment was made on September 13, 2017 in an aggregate amount equal to $31,332,072.
How has the Fund's leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund's leverage outstanding as of October 31, 2017 consisted of $125 million in borrowings with a related average interest rate of 1.96%, and was approximately 40% of the Fund's total managed assets.
There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile.
The NAV return for the Fund was above the cost of leverage for the fiscal year ended October 31, 2017. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund's leverage was beneficial to shareholders for the fiscal period. Advent continues to seek attractive and relatively lower-risk opportunities to invest

8 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.
What was the impact of the Fund's covered call strategy?
During the year, call option activity was limited due to the low levels of premium available in the options market. Volatility pricing averaged for the fiscal year 2017 the lowest since the CBOE SPX Volatility Index, or "VIX" for its ticker, began tracking in 1990. The average of 11.6 was well below the average of 16-17 for the two previous years. Spikes in volatility that occur with bouts of market nervousness peaked at approximately 16 during 2017, well below prior peaks that often rise above 20 in the index. When volatility pricing and the VIX are lower, the income from writing call options on equities or equity indices is also lower, and the Fund found the tradeoff of capping upside in the equity holdings unfavorable and limited its usage in the fiscal year to focus on equity gains unconstrained by capped call options.
The Fund's small position in equities in fiscal 2017 also created fewer opportunities to realize call option income on stock holdings. For fiscal 2017, the percentage of average assets devoted to equities was approximately 9.3% versus 10.4% for fiscal 2016.
How were the Fund's total investments allocated among asset classes during the 12 months ended October 31, 2017, and what did this mean for performance?
On October 31, 2017, the Fund's total investments were invested approximately 45.0% in convertible bonds, convertible preferred securities, and mandatory convertibles; 41.0% in corporate bonds; 9.4% in equities; 3.4% in cash and cash equivalents; and 1.2% in senior floating rate interests.
On October 31, 2016, the Fund's total investments were invested approximately 50.5% in convertible bonds, convertible preferred securities, and mandatory convertibles; 37.2% in corporate bonds; 6.8% in equities; 0.5% in senior floating rate interests; and 5.0% in cash and cash equivalents.
The change in asset allocation during the year reflects the Investment Adviser's appraisal of the increased risks in the global capital markets following a strong fiscal year 2017 after the U.S. election. Valuations of both corporate bonds and equities rose during the period with prices of equities rising faster than corporate profits. Equity indices around the world are now valued squarely in the upper half of historical valuation ranges as a multiple of earnings. Quantitative easing is no longer in expansion in any of the major regions in which it has been implemented and is in reversal in the United States. Thus, as the year progressed and markets continued to express little fear, the Fund reduced its holdings of convertible bonds in favor of high-yield bonds, which have lower price susceptibility when equities fall. At the same time, the Adviser also found more opportunities in sectors that would benefit from tax reform such as industrials and telecommunications and made select more equity investments in companies that do not have convertibles issued.
International investments fell slightly from 35% in October 2016 to 30% ending October 2017. European markets rose more sharply in the first half of the fiscal year than American ones as the economic improvements there amplified the effect of continuing bond buying by the European Central Bank. As global growth became more sustained as the fiscal year continued and Asian markets joined, global

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

equity markets relevant to the convertible universe overall advanced more than the U.S. Also, the yield differences between the American and foreign markets amplified as short rates rose in the U.S. and equity price increases reduced yield in the foreign convertible markets. As a result, the Fund modestly reduced its international exposure as the year progressed.
The Fund continued to hedge its foreign currency exposure through forward contracts. Although that helped to limit losses from the depreciation of foreign currency positions in fiscals 2015 and 2016, the reverse occurred in fiscal 2017 as foreign currencies rose against the U.S. dollar. Appreciation of core bond and equity securities of foreign issuers was offset by losses in the matched forward currency contracts.
What were some impactful winners and losers affecting Fund performance during the period?
A strong contributor to returns in the convertible markets was the technology sector, in particular the semiconductor industry. This segment, providing components for electronic equipment, enjoyed a prolonged upturn in contrast to the short cycles of the recent past, thanks to curtailed capital spending causing supply shortages, more consistent economic demand, continued merger and acquisition activity and resultant operational savings that have driven earnings expansion.
The Fund's largest winner in the fiscal year was convertible bonds in Micron Technology, Inc. (0.7% of long-term investments at period end); the maker of operational memory (DRAM) and chip storage memory (FLASH) in computers, servers, and phones benefitted from better execution of manufacturing product transitions and higher prices from curtailed past industry expansions. Sharp earnings growth helped keep the equity earnings multiple low despite large price expansion. One of Micron's equipment suppliers, Lam Research Corp. (0.6% of long-term investments at period end) and its convertible bonds also expanded, as the industry reacted to higher prices and increased manufacturing intensity by raising capital spending. Some technological developments resulting in the higher intensity manufacturing process benefit Lam Research's product niches in particular. European semiconductor company STMicroelectronics NV (0.3% of long-term investments at period end) also had appreciating convertibles held by the Fund; the company executed well on past restructuring pledges and raised operating margins, helped by the cost savings and expanded use of its image sensors, which are used in next-generation smartphone camera phone assemblies. Much of the rest of STMicroelectronics' general purpose product line benefitted from greater electronics adoption in industries such as industrial and automotive.
In other sectors, convertibles in Suzuki Motor Corp. (0.7% of long-term investments at period end), the Japanese maker of many kinds of automotive vehicles, jumped as global demand improved, particularly in the rest of Asia, and Suzuki reaped gains from restructurings in India. Equity in U.S. railroad company Union Pacific Railroad Co. (not held at period end) rose after investors shrugged off a decline caused by management caution over commodity volumes. The stock reverted higher after investors refocused on positive margin news, such as price firmness and declining labor inflation. High-yield bonds in rural hospital company Quorum Health Corp. (0.2% of long-term investments at period end) rebounded after difficulties in 2016; the company executed on plans to divest hospitals to reduce leverage and experienced higher core demand for admissions and specialty procedures than expected. A lack of

10 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

repeal of the Affordable Care Act, which could have limited hospital demand by the public, also helped take away downside potential.
Among detractors, mandatory convertibles held in health care device and drug maker Allergan plc (0.9% of long-term investments at period end) fell after the company lost a court ruling on the profitable dry-eye drug Restatsis, bringing forward generic competition, and experienced setbacks on other trial data of drugs such as Cenicriviroc (CVC) for liver fibrosis. The company's debt levels magnified the extent of the stock decline, also hurting the mandatories' valuation. Stock in drug maker Merck & Co. (0.5% of long-term investments at period end) declined in October after the company delayed a key lung cancer trial for the Keytruda drug combining with chemotherapy and withdrew a separate application for the drug's approval in Europe.
High-yield bonds in rural hospital company Community Health Systems, Inc. (0.5% of long-term investments at period end) fell after the company had two earnings misses with rising bad debt expense and headwinds on acute care demand. The company has reacted to lower earnings by expanding its divestiture program. Convertibles in global cement supplier Cemex SAB de CV (0.7% of long-term investments at period end) reported weak margins and production disruptions as a result of natural disasters (earthquakes and hurricanes) in North America.
Index Definitions
ICE Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.
ICE Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.
Hang Seng Index is a free float-adjusted market-capitalization weighted index of 40 of the largest companies listed on the Hong Kong Exchange.
Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan's top 225 blue-chip companies on the Tokyo Stock Exchange.
STOXX® Europe 50 Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.
S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
U.S. Dollar Index (DXY) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated "basket" of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2017

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.
AGC Risks and Other Considerations
The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.
Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.
Please see guggenheiminvestments.com/agc for a detailed discussion of the Fund's risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

12 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2017

Fund Statistics
Share Price	$6.19
Net Asset Value	$6.73
Discount to NAV	-8.02%
Net Assets ($000)	$184,077

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2017
	One	Three	Five	Ten
	Year	Year	Year	Year
Advent Claymore Convertible Securities
and Income Fund II
NAV	14.03%	4.14%	6.69%	(1.62%)
Market	21.79%	7.23%	7.61%	(0.05%)

Portfolio Breakdown	% of Net Assets
Investments:
Corporate Bonds	68.4%
Convertible Bonds	68.4%
Common Stocks	15.7%
Convertible Preferred Stocks	6.6%
Money Market Fund	5.7%
Senior Floating Rate Interests	2.0%
Total Investments	166.8%
Other Assets & Liabilities, net	(66.8%)
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

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FUND SUMMARY (Unaudited) continued	October 31, 2017

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2017, 60% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2017 will be reported to shareholders in January 2018.

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FUND SUMMARY (Unaudited) continued	October 31, 2017

% of Long-Term
Country Breakdown	Investments
United States	70.2%
Japan	5.1%
Canada	4.7%
Bermuda	2.3%
United Kingdom	2.1%
Cayman Islands	1.8%
Netherlands	1.8%
France	1.7%
Ireland	1.7%
Austria	1.0%
Spain	0.9%
Mexico	0.8%
Germany	0.8%
Luxembourg	0.7%
China	0.7%
Switzerland	0.7%
Australia	0.6%
Greece	0.5%
Norway	0.3%
Hungary	0.3%
Marshall Islands	0.2%
India	0.2%
Liberia	0.2%
Hong Kong	0.2%
Israel	0.2%
Italy	0.2%
Taiwan, Province of China	0.1%
Subject to change daily.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS	October 31, 2017

	Shares	Value
COMMON STOCKS† – 15.7%
Consumer, Non-cyclical – 4.6%
Merck & Company, Inc.[1]	26,600	$ 1,465,393
Incyte Corp.*,1	12,350	1,398,638
Imperial Brands plc[1]	30,000	1,223,242
Celgene Corp.*,1	12,100	1,221,737
Olympus Corp.	30,000	1,106,222
Flexion Therapeutics, Inc.*,1	45,400	999,254
Roche Holding AG	4,000	924,960
Total Consumer, Non-cyclical		8,339,446

Consumer, Cyclical – 4.2%
General Motors Co.[1]	53,100	2,282,238
American Airlines Group, Inc.[1]	48,021	2,248,343
Wal-Mart Stores, Inc.[1]	16,000	1,396,960
Ford Motor Co.[1]	76,500	938,655
Spirit Airlines, Inc.*,1	25,000	927,250
Total Consumer, Cyclical		7,793,446

Communications – 3.0%
Verizon Communications, Inc.[1]	36,800	1,761,616
Walt Disney Co.[1]	17,600	1,721,456
Telefonica S.A.	137,300	1,440,488
AT&T, Inc.[1]	16,800	565,320
Total Communications		5,488,880

Industrial – 2.8%
United Parcel Service, Inc. — Class B1	12,900	1,516,137
BAE Systems plc[1]	180,000	1,418,650
Eaton Corporation plc[1]	16,200	1,296,324
General Dynamics Corp.[1]	4,910	996,632
Total Industrial		5,227,743

Financial – 0.6%
Lazard Ltd. — Class A1	21,500	1,022,110

Diversified – 0.5%
TPG Pace Energy Holdings Corp.*	92,700	945,540

Total Common Stocks
(Cost $28,904,952)	28,817,165

CONVERTIBLE PREFERRED STOCKS† – 6.6%
Consumer, Non-cyclical – 2.4%
Allergan plc
5.50% due 03/01/18[1]	4,459	2,870,213

See notes to financial statements.

16 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 6.6% (continued)
Consumer, Non-cyclical – 2.4% (continued)
Becton Dickinson and Co.
6.13% due 05/01/20[1]	16,905	$ 959,697
Teva Pharmaceutical Industries Ltd.
7.00% due 12/15/18	1,900	540,550
Total Consumer, Non-cyclical		4,370,460

Energy – 1.8%
Hess Corp.
8.00% due 02/01/19[1]	59,150	3,297,613

Financial – 1.7%
Crown Castle International Corp.
6.88% due 08/01/20[1]	2,509	2,751,872
Mandatory Exchangeable Trust
5.75% due 06/03/19[1,2]	2,230	467,664
Total Financial		3,219,536

Industrial – 0.7%
Belden, Inc.
6.75% due 07/15/19[1]	7,890	847,939
Stanley Black & Decker, Inc.
5.38% due 05/15/20[1]	3,887	459,715
Total Industrial		1,307,654

Total Convertible Preferred Stocks
(Cost $13,214,282)		12,195,263

MONEY MARKET FUND† – 5.7%
Morgan Stanley Institutional Liquidity Government Portfolio —
Institutional Class, 0.92%[3]	10,475,157	10,475,157

Total Money Market Fund
(Cost $10,475,157)		10,475,157

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.4%
Consumer, Non-cyclical – 15.5%
Tenet Healthcare Corp.
4.38% due 10/01/21[1]	1,500,000	1,502,249
6.00% due 10/01/20[1]	1,150,000	1,211,813
8.13% due 04/01/22	1,034,000	1,043,048
HCA, Inc.
5.25% due 04/15/25[1]	1,967,000	2,099,772
7.50% due 02/15/22[1]	1,050,000	1,194,375
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/25[1,2]	3,445,000	2,906,719

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.4% (continued)
Consumer, Non-cyclical – 15.5% (continued)
United Rentals North America, Inc.
5.50% due 05/15/27[1]	1,260,000	$ 1,351,349
5.50% due 07/15/25[1]	1,050,000	1,130,719
CHS/Community Health Systems, Inc.
6.88% due 02/01/22[1]	1,394,000	1,014,135
5.13% due 08/01/21[1]	550,000	536,250
Post Holdings, Inc.
5.50% due 03/01/25[1,2]	1,018,000	1,063,810
5.75% due 03/01/27[2]	445,000	464,469
DaVita, Inc.
5.00% due 05/01/25[1]	1,490,000	1,471,374
HealthSouth Corp.
5.75% due 09/15/25[1]	1,302,000	1,349,198
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	1,226,000	1,308,363
Land O'Lakes Capital Trust I
7.45% due 03/15/28[1,2]	1,000,000	1,174,999
Ahern Rentals, Inc.
7.38% due 05/15/23[1,2]	1,200,000	1,104,000
Pilgrim's Pride Corp.
5.88% due 09/30/27[2]	1,033,000	1,076,903
Greatbatch Ltd.
9.13% due 11/01/23[2]	909,000	986,265
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,2]	834,000	879,870
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 02/01/25[1,2]	980,000	784,000
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	727,000	766,985
Revlon Consumer Products Corp.
6.25% due 08/01/24[1]	931,000	691,268
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	620,000	648,210
Quorum Health Corp.
11.63% due 04/15/23	594,000	546,480
Sotheby's
5.25% due 10/01/22[1,2]	266,000	274,313
Total Consumer, Non-cyclical		28,580,936

Consumer, Cyclical – 13.1%
GameStop Corp.
6.75% due 03/15/21[1,2]	2,360,000	2,480,950
Scientific Games International, Inc.
10.00% due 12/01/22	1,209,000	1,341,905
5.00% due 10/15/25[2]	223,000	226,903

See notes to financial statements.

18 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.4% (continued)
Consumer, Cyclical – 13.1% (continued)
Vista Outdoor, Inc.
5.88% due 10/01/23[1]	1,389,000	$ 1,441,088
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,2]	1,267,000	1,381,030
Scotts Miracle-Gro Co.
6.00% due 10/15/23[1]	1,164,000	1,251,300
Dollar Tree, Inc.
5.75% due 03/01/23[1]	1,164,000	1,226,564
Mattamy Group Corp.
6.88% due 12/15/23[2]	709,000	747,995
6.50% due 10/01/25[2]	443,000	464,043
Staples, Inc.
8.50% due 09/15/25[1,2]	1,329,000	1,176,165
Levi Strauss & Co.
5.00% due 05/01/25[1]	1,060,000	1,119,571
Delphi Technologies plc
5.00% due 10/01/25[2]	1,107,000	1,118,070
Chester Downs & Marina LLC / Chester Downs Finance Corp.
9.25% due 02/01/20[2]	1,084,000	1,111,100
L Brands, Inc.
5.63% due 02/15/22[1]	1,000,000	1,074,500
Allegiant Travel Co.
5.50% due 07/15/19[1]	950,000	985,625
TRI Pointe Group Inc. / TRI Pointe Homes Inc.
4.38% due 06/15/19[1]	954,000	983,812
Goodyear Tire & Rubber Co.
5.13% due 11/15/23[1]	946,000	976,745
Hanesbrands, Inc.
4.63% due 05/15/24[1,2]	909,000	938,543
Six Flags Entertainment Corp.
4.88% due 07/31/24[1,2]	899,000	927,094
Brinker International, Inc.
5.00% due 10/01/24[2]	886,000	888,215
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,2]	734,000	734,918
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	660,000	686,400
Beacon Escrow Corp.
4.88% due 11/01/25[2]	591,000	601,165
CRC Escrow Issuer LLC / CRC Finco, Inc.
5.25% due 10/15/25[2]	297,000	299,688
Total Consumer, Cyclical		24,183,389

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.4% (continued)
Communications – 9.1%
Sprint Corp.
7.88% due 09/15/23[1]	1,225,000	$ 1,371,999
7.63% due 02/15/25	589,000	647,164
SFR Group S.A.
7.38% due 05/01/26[1,2]	1,640,000	1,769,149
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91% due 07/23/25[1]	1,607,000	1,712,238
DISH DBS Corp.
5.88% due 11/15/24[1]	924,000	926,310
6.75% due 06/01/21[1]	700,000	736,750
CBS Radio, Inc.
7.25% due 11/01/24[1,2]	1,378,000	1,448,623
Frontier Communications Corp.
11.00% due 09/15/25[1]	1,616,000	1,379,661
CenturyLink, Inc.
6.75% due 12/01/23[1]	1,233,000	1,287,251
Hughes Satellite Systems Corp.
6.50% due 06/15/19[1]	1,052,000	1,117,750
AMC Networks, Inc.
4.75% due 12/15/22[1]	1,000,000	1,028,750
Sinclair Television Group, Inc.
5.88% due 03/15/26[1,2]	909,000	921,499
Urban One, Inc.
7.38% due 04/15/22[1,2]	680,000	685,950
CB Escrow Corp.
8.00% due 10/15/25[2]	589,000	611,088
Tribune Media Co.
5.88% due 07/15/22[1]	573,000	597,353
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25% due 09/30/22[1]	550,000	567,531
Total Communications		16,809,066

Energy – 8.7%
PDC Energy, Inc.
6.13% due 09/15/24[1]	1,316,000	1,380,154
Murphy Oil Corp.
5.75% due 08/15/25[1]	1,332,000	1,378,619
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[2]	1,328,000	1,373,657
Oasis Petroleum, Inc.
6.88% due 01/15/23[1]	1,321,000	1,350,723
CONSOL Energy, Inc.
8.00% due 04/01/23[1]	1,158,000	1,244,850
Andeavor Logistics Limited Partnership / Tesoro Logistics Finance Corp.
6.13% due 10/15/21[1]	1,181,000	1,220,858

See notes to financial statements.

20 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.4% (continued)
Energy – 8.7% (continued)
Genesis Energy, LP / Genesis Energy Finance Corp.
6.00% due 05/15/23[1]	1,157,000	$ 1,165,678
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1,2]	1,032,000	1,069,410
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27[1,2]	1,018,000	1,052,358
Continental Resources, Inc.
4.50% due 04/15/23[1]	1,026,000	1,041,390
SESI LLC
7.75% due 09/15/24[1,2]	892,000	925,450
Whiting Petroleum Corp.
5.00% due 03/15/19[1]	902,000	914,403
Diamondback Energy, Inc.
4.75% due 11/01/24[1]	882,000	901,845
CONSOL Mining Corp.
11.00% due 11/15/25[2]	797,000	818,918
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[2]	149,000	157,940
Total Energy		15,996,253

Basic Materials – 8.2%
NOVA Chemicals Corp.
5.00% due 05/01/25[1,2]	1,435,000	1,463,700
5.25% due 08/01/23[1,2]	1,000,000	1,035,000
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/22[1,2]	1,155,000	1,293,600
5.13% due 05/15/24[2]	291,000	300,458
4.75% due 05/15/22[2]	146,000	149,468
First Quantum Minerals Ltd.
7.25% due 04/01/23[1,2]	1,250,000	1,324,999
Commercial Metals Co.
4.88% due 05/15/23[1]	1,156,000	1,205,130
Alcoa Nederland Holding B.V.
6.75% due 09/30/24[2]	906,000	1,011,567
AK Steel Corp.
7.50% due 07/15/23	900,000	977,625
Tronox Finance LLC
7.50% due 03/15/22[2]	880,000	927,300
TPC Group, Inc.
8.75% due 12/15/20[2]	908,000	892,110
Freeport-McMoRan, Inc.
2.38% due 03/15/18[1]	846,000	848,115
Kaiser Aluminum Corp.
5.88% due 05/15/24[1]	711,000	766,991

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.4% (continued)
Basic Materials – 8.2% (continued)
Compass Minerals International, Inc.
4.88% due 07/15/24[1,2]	733,000	$ 726,586
United States Steel Corp.
6.88% due 08/15/25[1]	591,000	602,451
Cornerstone Chemical Co.
6.75% due 08/15/24[2]	532,000	539,315
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[2]	445,000	478,375
Kraton Polymers LLC / Kraton Polymers Capital Corp.
10.50% due 04/15/23[1,2]	294,000	335,160
Tronox Finance plc
5.75% due 10/01/25[2]	223,000	233,314
Total Basic Materials		15,111,264

Industrial – 6.8%
MasTec, Inc.
4.88% due 03/15/23[1]	1,620,000	1,668,600
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,2]	1,586,000	1,403,610
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	1,317,000	1,361,449
Xerium Technologies, Inc.
9.50% due 08/15/21[1]	1,181,000	1,216,076
Energizer Holdings, Inc.
5.50% due 06/15/25[1,2]	1,155,000	1,215,638
CNH Industrial Capital LLC
3.38% due 07/15/19[1]	1,164,000	1,185,825
Ball Corp.
4.38% due 12/15/20	1,107,000	1,166,501
TransDigm, Inc.
6.38% due 06/15/26[1]	990,000	1,009,800
Shape Technologies Group, Inc.
7.63% due 02/01/20[1,2]	910,000	940,139
Navios Maritime Holdings Incorporated / Navios Maritime Finance II US Inc.
7.38% due 01/15/22[2]	931,000	768,075
Eletson Holdings, Inc.
9.63% due 01/15/22[1,2]	858,000	611,325
Total Industrial		12,547,038

Technology – 4.3%
Seagate HDD Cayman
4.25% due 03/01/22[1,2]	1,550,000	1,576,862
4.75% due 01/01/25[1]	1,468,000	1,457,015

See notes to financial statements.

22 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.4% (continued)
Technology – 4.3% (continued)
Qorvo, Inc.
6.75% due 12/01/23[1]	1,162,000	$ 1,262,222
7.00% due 12/01/25[1]	500,000	572,025
Western Digital Corp.
10.50% due 04/01/24[1]	971,000	1,141,896
West Corp.
8.50% due 10/15/25[1,2]	1,000,000	976,250
First Data Corp.
5.38% due 08/15/23[1,2]	826,000	862,138
Total Technology		7,848,408

Financial – 2.0%
Credit Acceptance Corp.
7.38% due 03/15/23[1]	1,321,000	1,393,655
Starwood Property Trust, Inc.
5.00% due 12/15/21[1]	1,164,000	1,222,200
Navient Corp.
5.50% due 01/15/19[1]	1,026,000	1,060,628
Total Financial		3,676,483

Utilities – 0.7%
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[1]	1,180,000	1,210,975
Total Corporate Bonds
(Cost $123,341,970)		125,963,812

CONVERTIBLE BONDS†† – 68.4%
Technology – 13.9%
Micron Technology, Inc.
3.00% due 11/15/43	1,448,000	2,251,639
Carbonite, Inc.
2.50% due 04/01/22[1,2]	1,705,000	1,977,800
Microchip Technology, Inc.
1.63% due 02/15/27[1,2]	1,517,000	1,918,056
Integrated Device Technology, Inc.
0.88% due 11/15/22[1]	1,532,000	1,767,545
Lam Research Corp.
1.25% due 05/15/18[1]	489,000	1,692,246
Evolent Health, Inc.
2.00% due 12/01/21[2]	1,500,000	1,607,812
Verint Systems, Inc.
1.50% due 06/01/21[1]	1,550,000	1,525,780
ServiceNow, Inc.
due 06/01/22[2,4]	1,147,000	1,291,809

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 68.4% (continued)
Technology – 13.9% (continued)
Teradyne, Inc.
1.25% due 12/15/23[1,2]	883,000	$ 1,276,487
Intel Corp.
3.49% due 12/15/35[1]	753,000	1,265,040
STMicroelectronics N.V.
0.25% due 07/03/24[1]	800,000	1,032,000
Allscripts Healthcare Solutions, Inc.
1.25% due 07/01/20[1]	975,000	1,014,000
Citrix Systems, Inc.
0.50% due 04/15/19[1]	808,000	992,830
Cypress Semiconductor Corp.
4.50% due 01/15/22[1]	697,000	939,208
Salesforce.com, Inc.
0.25% due 04/01/18	553,000	850,929
Lumentum Holdings, Inc.
0.25% due 03/15/24[1,2]	569,000	724,053
ON Semiconductor Corp.
1.63% due 10/15/23[1,2]	562,000	703,203
Red Hat, Inc.
0.25% due 10/01/19[1]	400,000	665,250
ASM Pacific Technology Ltd.
2.00% due 03/28/19	HKD 4,000,000	643,698
Synaptics, Inc.
0.50% due 06/15/22[2]	672,000	605,640
Veeco Instruments, Inc.
2.70% due 01/15/23[1]	528,000	485,100
Silicon Laboratories, Inc.
1.38% due 03/01/22[2]	323,000	388,811
Total Technology		25,618,936

Industrial – 11.1%
Dycom Industries, Inc.
0.75% due 09/15/21[1]	3,012,000	3,512,744
Cemex SAB de CV
3.72% due 03/15/20	2,150,000	2,290,199
Makino Milling Machine Co., Ltd.
due 03/19/18[4]	JPY 120,000,000	1,354,395
China Railway Construction Corporation Ltd.
due 01/29/21[4]	1,000,000	1,104,520
Implenia AG
0.50% due 06/30/22[1]	CHF 1,035,000	1,093,873
Kaman Corp.
3.25% due 05/01/24[2]	921,000	999,861
BW Group Ltd.
1.75% due 09/10/19	1,000,000	959,000

See notes to financial statements.

24 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 68.4% (continued)
Industrial – 11.1% (continued)
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19[1]	750,000	$ 928,688
Vinci S.A.
0.38% due 02/16/22[1]	800,000	898,600
Golar LNG Ltd.
2.75% due 02/15/22[1,2]	900,000	825,187
MTU Aero Engines AG
0.13% due 05/17/23	EUR 500,000	763,333
MINEBEA MITSUMI, Inc.
due 08/03/22[4]	JPY 70,000,000	752,024
Larsen & Toubro Ltd.
0.68% due 10/22/19	700,000	725,725
Shimizu Corp.
due 10/16/20[4]	JPY 70,000,000	713,368
OSG Corp.
due 04/04/22[1,4]	JPY 50,000,000	660,697
CRRC Corporation Ltd.
due 02/05/21[4]	500,000	529,500
Buzzi Unicem SpA
1.38% due 07/17/19	EUR 300,000	527,111
Safran S.A.
due 12/31/20[4]	EUR 391,800	466,602
RTI International Metals, Inc.
1.63% due 10/15/19	408,000	452,625
Hon Hai Precision Industry Company Ltd.
due 11/06/22[4]	400,000	407,600
Atlas Air Worldwide Holdings, Inc.
1.88% due 06/01/24	293,000	357,094
Total Industrial		20,322,746

Communications – 9.5%
Twitter, Inc.
0.25% due 09/15/19[1]	1,750,000	1,662,500
1.00% due 09/15/21[1]	315,000	291,178
Inmarsat plc
3.88% due 09/09/23	1,800,000	1,930,500
DISH Network Corp.
3.38% due 08/15/26[1]	1,270,000	1,372,394
2.38% due 03/15/24[1,2]	458,000	441,111
Priceline Group, Inc.
0.35% due 06/15/20[1]	1,179,000	1,756,710
FireEye, Inc.
1.00% due 06/01/35[1]	1,600,000	1,520,000
Ctrip.com International Ltd.
1.00% due 07/01/20[1]	1,034,000	1,126,414

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 68.4% (continued)
Communications – 9.5% (continued)
Liberty Media Corp.
1.38% due 10/15/23[1]	870,000	$ 1,047,393
Finisar Corp.
0.50% due 12/15/33[1]	893,000	945,464
Proofpoint, Inc.
0.75% due 06/15/20[1]	677,000	875,446
Telenor East Holding II AS
0.25% due 09/20/19[1]	800,000	860,272
SBI Holdings, Inc.
due 09/14/22[4]	JPY 80,000,000	811,405
Liberty Interactive LLC
1.75% due 09/30/46[1,2]	529,000	600,084
Weibo Corp.
1.25% due 11/15/22[2]	515,000	538,175
IAC FinanceCo, Inc.
0.88% due 10/01/22[2]	487,000	526,873
Liberty Expedia Holdings, Inc.
1.00% due 06/30/47[2]	451,000	462,275
American Movil BV
5.50% due 09/17/18[1]	EUR 400,000	419,382
Wayfair, Inc.
0.38% due 09/01/22[2]	389,000	380,977
Total Communications		17,568,553

Consumer, Non-cyclical – 9.5%
Element Fleet Management Corp.
5.13% due 06/30/19[1,2]	CAD 2,696,000	2,156,736
4.25% due 06/30/20[2]	CAD 1,837,000	1,432,151
Wright Medical Group, Inc.
2.00% due 02/15/20[1]	1,929,000	2,097,787
Cardtronics, Inc.
1.00% due 12/01/20[1]	1,100,000	1,020,250
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	819,000	933,149
NuVasive, Inc.
2.25% due 03/15/21	781,000	907,913
Euronet Worldwide, Inc.
1.50% due 10/01/44[1]	655,000	896,532
Nevro Corp.
1.75% due 06/01/21[1]	685,000	797,168
Qiagen N.V.
0.88% due 03/19/21	600,000	765,840
Hologic, Inc.
2.00% due 03/01/42[5,7]	580,000	722,100

See notes to financial statements.

26 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 68.4% (continued)
Consumer, Non-cyclical – 9.5% (continued)
Anthem, Inc.
2.75% due 10/15/42[1]	238,000	$ 681,870
Terumo Corp.
due 12/06/21[4]	JPY 60,000,000	673,238
Nipro Corp.
due 01/29/21[4]	JPY 60,000,000	648,816
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1]	531,000	599,034
Jazz Investments I Ltd.
1.88% due 08/15/21[1]	580,000	598,849
Molina Healthcare, Inc.
1.63% due 08/15/44[1]	395,000	489,553
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[2]	405,000	464,991
Clovis Oncology, Inc.
2.50% due 09/15/21	316,000	458,990
Pacira Pharmaceuticals, Inc.
2.38% due 04/01/22[2]	492,000	457,868
J Sainsbury plc
1.25% due 11/21/19	GBP 300,000	406,472
Flexion Therapeutics, Inc.
3.38% due 05/01/24[2]	300,000	340,874
Total Consumer, Non-cyclical		17,550,181

Financial – 8.4%
Altaba, Inc.
due 12/01/18[1,4]	1,473,000	2,029,058
Forest City Realty Trust, Inc.
4.25% due 08/15/18	1,564,000	1,849,430
IMMOFINANZ AG
2.00% due 01/24/24	EUR 800,000	1,082,938
BUWOG AG
due 09/09/21[4]	EUR 800,000	993,702
PRA Group, Inc.
3.00% due 08/01/20	1,050,000	962,719
Aurelius SE
1.00% due 12/01/20[1]	EUR 700,000	931,668
AYC Finance Ltd.
0.50% due 05/02/19[1]	800,000	875,000
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19[1]	EUR 600,000	826,812
Haitong International Securities Group, Ltd.
due 10/25/21[4]	HKD 6,000,000	791,163
Air Lease Corp.
3.88% due 12/01/18[1]	509,000	778,452

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 68.4% (continued)
Financial – 8.4% (continued)
Starwood Property Trust, Inc.
4.00% due 01/15/19[1]	644,000	$ 713,230
Nexity S.A.
0.13% due 01/01/23	EUR 547,707	709,577
HCI Group, Inc.
4.25% due 03/01/37[2]	700,000	633,937
Bagan Capital Ltd.
due 09/23/21[4]	550,000	600,875
LEG Immobilien AG
0.50% due 07/01/21	EUR 300,000	582,766
Fidelity National Financial, Inc.
4.25% due 08/15/18[1]	190,000	551,236
Starwood Waypoint Homes
3.00% due 07/01/19[1]	358,000	443,473
Total Financial		15,356,036

Consumer, Cyclical – 7.2%
Suzuki Motor Corp.
due 03/31/23[1,4]	JPY 150,000,000	1,999,911
RH
due 06/15/19[1,2,4]	1,702,000	1,657,323
HIS Co. Ltd.
due 08/30/194	JPY 150,000,000	1,399,938
CalAtlantic Group, Inc.
0.25% due 06/01/19[1]	1,250,000	1,255,000
NH Hotel Group SA
4.00% due 11/08/18	EUR 800,000	1,131,353
Sony Corp.
due 09/30/22[4]	JPY 91,000,000	944,997
ANA Holdings, Inc.
due 09/19/24[4]	JPY 100,000,000	936,152
Steinhoff Finance Holdings GmbH
4.00% due 01/30/21	EUR 600,000	830,306
Zhongsheng Group
due 10/25/18[4]	HKD 6,000,000	777,706
Valeo S.A.
due 06/16/21[4]	600,000	654,750
LVMH Moet Hennessy Louis Vuitton SE
due 02/16/21[1,4]	2,036	644,649
NHK Spring Co. Ltd.
due 09/20/19[1,4]	550,000	617,375
China Lodging Group Ltd.
0.38% due 11/01/22[2]	465,000	478,025
Total Consumer, Cyclical		13,327,485

See notes to financial statements.

28 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 68.4% (continued)
Energy – 4.8%
Chesapeake Energy Corp.
5.50% due 09/15/26[1,2]	3,543,000	$ 3,155,484
Weatherford International Ltd.
5.88% due 07/01/21[1]	2,752,000	2,782,960
Technip S.A.
0.88% due 01/25/21	EUR 800,000	1,086,371
PDC Energy, Inc.
1.13% due 09/15/21[1]	730,000	716,312
Oasis Petroleum, Inc.
2.63% due 09/15/23[1]	498,000	549,668
SEACOR Holdings, Inc.
3.00% due 11/15/28	591,000	544,459
Total Energy		8,835,254

Basic Materials – 3.3%
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 1,900,000	1,517,789
OCI NV
3.88% due 09/25/18	EUR 1,000,000	1,187,085
Toray Industries, Inc.
due 08/30/19[1,4]	JPY 90,000,000	1,034,608
Kansai Paint Co., Ltd.
due 06/17/19[1,4]	JPY 90,000,000	913,821
APERAM S.A.
0.63% due 07/08/21[1]	600,000	802,500
Mitsubishi Chemical Holdings Corp.
due 03/29/24[4]	JPY 50,000,000	504,928
Total Basic Materials		5,960,731

Utilities – 0.7%
CenterPoint Energy, Inc.
3.40% due 09/15/29[1,5]	18,873	1,337,624
Total Convertible Bonds
(Cost $115,787,593)		125,877,546

SENIOR FLOATING RATE INTERESTS††,6 – 2.0%
Consumer, Cyclical – 1.0%
PetSmart, Inc.
4.35% (3 Month USD LIBOR + 300 bps) due 03/10/22	1,339,264	1,154,069
Intrawest Resorts Holdings, Inc.
4.63% (3 Month USD LIBOR + 325 bps) due 07/31/24	658,400	660,869
Total Consumer, Cyclical		1,814,938

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 – 2.0% (continued)
Communications – 0.5%
Sprint Communications, Inc.
3.75% (3 Month USD LIBOR + 250 bps) due 02/02/24	1,009,925	$ 1,014,073

Consumer, Non-cyclical – 0.5%
SUPERVALU, Inc.
4.83% (3 Month USD LIBOR + 350 bps) due 06/08/24	945,250	912,166
Total Senior Floating Rate Interests
(Cost $3,957,876)		3,741,177
Total Investments – 166.8%
(Cost $295,681,830)		$ 307,070,120
Other Assets & Liabilities, net – (66.8)%		(122,993,554)
Total Net Assets – 100.0%		$ 184,076,566

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
					Value at	Net Unrealized
	Contracts to		Settlement	Settlement	October 31	Appreciation/
Counterparty	Buy (Sell)	Currency	Date	Value	2017	(Depreciation)
Bank of New York Mellon	(1,625,580,000)	JPY	12/14/17	$14,821,462	$14,337,777	$ 483,685
Bank of New York Mellon	(13,115,750)	EUR	12/14/17	15,716,392	15,318,731	397,661
Bank of New York Mellon	(4,581,000)	CAD	12/14/17	3,776,431	3,555,194	221,237
Bank of New York Mellon	(2,134,000)	CHF	12/14/17	2,237,836	2,147,661	90,175
Bank of New York Mellon	127,000	GBP	12/14/17	(166,187)	(168,886)	2,699
Bank of New York Mellon	(2,475,653)	GBP	12/14/17	3,292,990	3,292,152	838
				Total Appreciation		$1,196,295
Bank of New York Mellon	(119,866,000)	JPY	12/14/17	1,054,536	1,057,230	(2,694)
Bank of New York Mellon	2,048,000	EUR	12/14/17	(2,414,378)	(2,391,992)	(22,386)
				Total Depreciation		$ (25,080)
						$1,171,215

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1
All or a portion of these securities have been physically segregated in connection with borrowing and reverse repurchase agreements. As of October 31, 2017, the total value of the positions segregated was $191,965,855.

2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $80,223,525 (cost $77,833,604), or 43.6% of total net assets.

3	Rate indicated is the 7 day yield as of October 31, 2017.
4	Zero coupon rate security.

See notes to financial statements.

30 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2017

5	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
6 7	Variable rate security. Rate indicated is rate effective at October 31, 2017. Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.

plc LIBOR CAD CHF EUR GBP HKD JPY	Public Limited Company London Interbank Offered Rate Canadian Dollar Swiss Franc Euro British Pound Hong Kong Dollar Japanese Yen

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund's investments at October 31, 2017 (See Note 2 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$28,817,165	$—	$—	$28,817,165
Convertible Preferred Stocks	12,195,263	—	—	12,195,263
Money Market Fund	10,475,157	—	—	10,475,157
Corporate Bonds	—	125,963,812	—	125,963,812
Convertible Bonds	—	125,877,546	—	125,877,546
Senior Floating Rate Interests	—	3,741,177	—	3,741,177
Forward Foreign Currency
Exchange Contracts*	—	1,196,295	—	1,196,295
Total Assets	$51,487,585	$256,778,830	$—	$308,266,415

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts*	$—	$25,080	$—	$25,080

* These amounts are reported as unrealized gain/(loss) as of October 31, 2017.
Please refer to the detailed portfolio for the breakdown of investment type by industry category
The Fund did not hold any Level 3 securities during the year ended October 31, 2017.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended October 31, 2017, there were no transfers between levels.
See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 31

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2017

ASSETS:
Investments, at value (cost $295,681,830)	$307,070,120
Foreign currency, at value (cost $606,410)	608,172
Cash	7,345
Unrealized appreciation on forward foreign currency exchange contracts	1,196,295
Receivables:
Investments sold	3,729,188
Interest	2,391,753
Dividends	185,358
Tax reclaims	62,014
Other assets	9,452
Total assets	315,259,697
LIABILITIES:
Margin loan	80,000,000
Reverse repurchase agreements	45,000,000
Unrealized depreciation on forward foreign currency exchange contracts	25,080
Interest payable on borrowings	6,792
Payable for:
Investments purchased	5,639,358
Investment management fees	157,683
Investment advisory fees	105,122
Professional fees	156,487
Other fees	92,609
Total liabilities	131,183,131
NET ASSETS	$184,076,566
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares
authorized, 27,367,344 shares issued and outstanding	$27,367
Additional paid-in capital	193,512,621
Distributions in excess of net investment income	(2,621,462)
Accumulated net realized loss on investments, written options, swap agreements, forward foreign currency exchange contracts and
foreign currency transactions	(19,435,060)
Net unrealized appreciation on investments, written options, swap agreements,
forward foreign currency exchange contracts and foreign currency translations	12,593,100
NET ASSETS	$184,076,566
Shares outstanding ($0.001 par value with unlimited amount authorized)	27,367,344
Net asset value, offering price and repurchase price per share	$6.73

See notes to financial statements.

32 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

STATEMENT OF OPERATIONS	October 31, 2017
For the Year Ended October 31, 2017

INVESTMENT INCOME:
Interest	$11,965,588
Dividends, net of foreign taxes withheld $69,268	2,200,688
Total investment income	14,166,276
EXPENSES:
Interest expense	2,934,314
Investment management fees	2,133,142
Investment advisory fees	1,422,094
Professional fees	239,959
Trustees' fees and expenses*	165,758
Printing fees	150,196
Administration fees	86,105
Insurance	45,670
Fund accounting fees	43,375
NYSE listing fees	31,354
Custodian fees	27,722
Transfer agent fees	20,136
Other fees	31,592
Total expenses	7,331,417
Net investment income	6,834,859
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,642,006
Foreign currency transactions	685,563
Forward foreign currency exchange contracts	(850,800)
Purchased options	(21,312)
Written options	43,031
Swap agreements	(285,248)
Net realized gain	7,213,240
Net change in unrealized appreciation (depreciation) on:
Investments	12,963,509
Foreign currency translations	42,823
Forward foreign currency exchange contracts	(973,220)
Swap agreements	235,242
Net change in unrealized appreciation (depreciation)	12,268,354
Net realized and unrealized gain	19,481,594
Net increase in net assets resulting from operations	$26,316,453
* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2017

	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,834,859	$7,897,840
Net realized gain (loss) on investments, written options,
swap agreements, forward foreign currency exchange
contracts and foreign currency transactions	7,213,240	(11,248,562)
Net change in unrealized appreciation (depreciation)
on investments, written options, swap agreements,
forward foreign currency exchange contracts and
foreign currency translations	12,268,354	1,151,737
Net increase (decrease) in net assets resulting from operations	26,316,453	(2,198,985)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,136,313)	(7,143,863)
Return of capital	(10,568,749)	(11,035,782)
Total distributions	(17,705,062)	(18,179,645)
SHAREHOLDER TRANSACTIONS:
Cost of shares redeemed through tender offer	(31,332,072)	–
Cost of shares redeemed through repurchase program	–	(255,233)
Net decrease in net assets resulting from
shareholder transactions	(31,332,072)	(255,233)
Net decrease in net assets	(22,720,681)	(20,633,863)
NET ASSETS:
Beginning of year	206,797,247	227,431,110
End of year	$184,076,566	$206,797,247
Distributions in excess of net investment income at end of year	$(2,621,462)	$(3,003,885)

See notes to financial statements.

34 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

STATEMENT OF CASH FLOWS	October 31, 2017
For the Year Ended October 31, 2017

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$26,316,453
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(12,963,509)
Net change in unrealized appreciation on swap agreements	(235,242)
Net change in unrealized appreciation on foreign currency translations	(42,823)
Net change in unrealized depreciation on forward foreign currency exchange contracts	973,220
Net realized gain on investments	(7,642,006)
Net realized gain on written options	(43,031)
Net realized loss on purchased options	21,312
Net accretion of bond discount and amortization of bond premium	(589,858)
Premiums received on written options	646,860
Cost of closed written options	(526,459)
Purchase of long-term investments	(369,662,974)
Proceeds from sale of long-term investments	428,495,649
Net proceeds (purchases) from sale of short-term investments	7,245,073
Net change in premiums received on swap agreements	(377,023)
Decrease in restricted cash	1,400,336
Increase in dividends receivable	(87,218)
Decrease in interest receivable	424,170
Increase in investments sold receivable	(1,017,104)
Increase in tax reclaims receivable	(11,833)
Decrease in other assets	7,148
Increase in investments purchased payable	1,913,773
Decrease in interest due on borrowings	(137,425)
Decrease in investment advisory fees payable	(16,801)
Decrease in investment management fees payable	(25,365)
Decrease in administration fees payable	(7,334)
Decrease in trustees fees payable	(1,000)
Increase in professional fees payable	156,487
Decrease in other fees payable	(205,913)
Net Cash Provided by Operating and Investing Activities	74,007,563
Cash Flows From Financing Activities:
Distributions to common shareholders	(17,705,062)
Payment on reverse repurchase agreements	(25,000,000)
Payment for common shares redeemed through tender offer	(31,332,072)
Net Cash Used in Financing Activities	(74,037,134)
Net Decrease in Cash	(29,571)
Cash at Beginning of Period	645,088
Cash at End of Period (including foreign currency)	$615,517
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$3,071,739

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS	October 31, 2017

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2017	2016	2015	2014	2013

Per Share Data:
Net asset value, beginning of period	$6.42	$7.05	$7.63	$8.18	$7.18
Income from investment operations:
Net investment income(a)	0.22	0.25	0.20	0.24	0.27
Net gain (loss) on investments (realized and unrealized)	0.63	(0.32)	(0.22)	(0.23)	1.25
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	—	—	—	—	(0.01)
Total from investment operations	0.85	(0.07)	(0.02)	0.01	1.51
Less distributions from:
Net investment income	(0.23)	(0.22)	(0.36)	(0.56)	(0.56)
Return of capital	(0.33)	(0.34)	(0.20)	—	—
Total distributions to shareholders	(0.56)	(0.56)	(0.56)	(0.56)	(0.56)
Increase resulting from tender and repurchase of Auction Market Preferred Shares (Note 8)	—	—	—	—	0.05
Increase resulting from tender offer and repurchase of Common Shares (Note 8)	0.02	—	—	—	—
Net asset value, end of period	$6.73	$6.42	$7.05	$7.63	$8.18
Market value, end of period	$6.19	$5.57	$5.78	$6.66	$7.15
Total Return(b)
Net asset value	14.03%	(0.65%)	(0.30%)	(0.08%)	22.50	%(c)
Market value	21.79%	6.68%	(5.10%)	0.60%	16.35%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$184,077	$206,797	$227,431	$246,130	$263,568

See notes to financial statements.

36 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	October 31, 2017

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2017	2016	2015	2014		2013
Ratio to average net assets of:
Net investment income, prior to the effect of dividends to preferred shares,
including interest expense	3.25%	3.80%	2.70%	2.98%		3.48%
Net investment income, after to the effect of dividends to preferred shares,
including interest expense	3.25%	3.80%	2.70%	2.98%		3.37%
Total expenses(f)	3.49%	3.78%	3.21%	3.06	%(e)	3.09	%(e)
Portfolio turnover rate	110%	95%	135%	249%		239%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$125,000	$150,000	$170,000	$170,000		$170,000
Asset Coverage per $1,000 of indebtedness(d)	$2,473	$2,379	$2,338	$2,448		$2,550

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)
Included in the total return at net asset value is the impact of the tender and repurchase of its Auction Market Preferred Shares ("AMPS") at 99% of the AMPS' per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.74%.

(d)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.
(e)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.08% and 0.02% for the years ended October 31, 2014 and 2013, respectively.

(f)	Excluding interest expense, the operating expense ratio for the years ended October 31 would be:

2017	2016	2015	2014	2013
2.09%	2.17%	2.04%	1.96%	2.07%

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS	October 31, 2017

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund II (the "Fund") was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies followed by the Fund:
(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the other over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security's fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. The value of over-the-counter ("OTC") swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If

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not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund's Board of Trustees.
Valuations in accordance with these procedures are intended to reflect each security's (or asset's) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of October 31, 2017.
GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g., quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves).
Level 3 – significant unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair value).
Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumptions based on the best information available. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.
Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. OTC derivative contracts including forward foreign currency exchange contracts, swap contracts, and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.
(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

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(d) Due from Broker
Amounts due from broker, if any, may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.
(e) Restricted Cash
A portion of cash on hand can be pledged with a broker for current or potential holdings, which may include options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.
On October 31, 2017, there was no restricted cash.
(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company's stock, but to a lesser degree than if it had invested in that company's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock.
(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of foreign currency, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations in the Fund's Statement of Operations.
(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund

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seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.
The Fund may purchase and sell ("write") put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price ("strike price") to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on Purchased options on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.
When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as Written options, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.
(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts ("OTC swaps") between a fund and a counterparty or centrally cleared ("centrally cleared swaps") with a central clearinghouse through a Futures Commission Merchant ("FCM"), to exchange investment cash flows or assets at specified, future intervals.
Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swap agreements on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.
(j) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded, and included in realized gain (loss) on forward foreign currency exchange contracts on the Statement of Operations.
Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.
(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

Concentration of Risk. It is the Fund's policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund's portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund's investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, "income securities"), are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund's portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as "junk bonds" or "high yield securities." Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of

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lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund's investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts and reverse repurchase agreements.
(m) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received plus accrued interest, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

(n) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. If the Fund's total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(o) Indemnifications
Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Management and Advisory Agreements and other agreements:
Pursuant to an Investment Advisory Agreement (the "Agreement") between Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Investment Adviser") and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the "Investment Manager"), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).
Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research.
The Bank of New York Mellon ("BNY") acts as the Fund's custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash.
Under a Fund Administration Agreement with the Fund, MUFG Investor Services (US), LLC ("MUIS") provides various administrative and financial reporting services for the Fund. For

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providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund's average daily managed assets.
Certain officers and trustees of the Fund are also officers and trustees of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
In order to present paid-in capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized gains or losses and paid-in capital. For the year ended October 31, 2017, the adjustments were to decrease paid-in capital by $155,841,307, decrease accumulated net realized loss by $155,157,430 and decrease distributions in excess of net investment income by $683,877 due to the difference in the treatment for book and tax purposes of distributions to shareholders and of contingent payment debt instruments, real estate investment trusts, foreign currency, and capital loss carryforward expiration.
As of October 31, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

	Gross Tax	Gross Tax	Net Tax
	Unrealized	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$297,357,097	$18,353,457	$(8,640,434)	$9,713,023

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales, additional income adjustments for tax purposes on certain convertible securities, and mark to market of certain derivatives.
As of October 31, 2017, tax components of accumulated earnings/ losses (excluding paid-in capital) were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$–	$(18,343,697)

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The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.
At October 31, 2017, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

			Total
Expires	Unlimited	Unlimited	Capital Loss
in 2019	Short-Term	Long-Term	Carryforward
$2,393,946	$11,641,850	$4,307,901	$18,343,697

For the year ended October 31, 2017, the capital loss carryforward amounts expired and utilized were $155,338,152 and $7,089,748 respectively.
For the years ended October 31, 2017 and 2016, the tax character of distributions paid, as reflected on the Statements of Changes in Net Assets, of $7,136,313 and $7,143,863 was ordinary income and $10,568,749 and $11,035,782 was return of capital, respectively.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund's tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investments in Securities:
For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding written options, swap agreements and short-term securities, were $369,662,974 and $428,495,649, respectively.
Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

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The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Speculation – the use of an instrument to express macro-economic and other investment views.
(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund's principal investment strategy in seeking to pursue its primary investment objective. The Fund will only "sell" or "write" options on securities held in the Fund's portfolio. It may not sell "naked" call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund's portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund's exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).
As of October 31, 2017, there were no call or put options outstanding.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on forward foreign currency exchange contracts.
Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
(c) Swap agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.
Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if any.
Credit default swap transactions involve the Fund's agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
As of October 31, 2017, there were no credit swap agreements outstanding.
(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund's financial position, results of operations and cash flows.

50 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2017.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets		Statement of Assets
for as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$1,196	exchange contracts	$25
Total		$1,196		$25

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended October 31, 2017.

Effect of Derivative Instruments on the Statement of Operations:
(amounts in thousands)
Amount of Realized Gain (Loss) on Derivatives
				Forward
				Foreign
				Currency
Derivatives not accounted for	Written	Purchased	Swap	Exchange
as hedging instruments	Options	Options	Agreements	Contracts	Total
Equity risk	$43	$(21)	$ –	$ –	$ 22
Credit risk	–	–	(285)	–	(285)
Foreign exchange risk	–	–	–	(851)	(851)
Total	$43	$(21)	$(285)	$(851)	$(1,114)

Change in Unrealized Appreciation (Depreciation) on Derivatives
		Forward
		Foreign
		Currency
	Swap	Exchange
Primary Risk Exposure	Agreements	Contracts	Total
Credit risk	$235	$ –	$ 235
Foreign exchange risk	–	(973)	(973)
Total	$235	$(973)	$(738)

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

Derivative Volume

Options Contracts:
Quarterly Average Number of Outstanding Contacts Written
Quarterly Average Number of Outstanding Contacts Purchased

Forward Foreign Currency Exchange Contracts:
Quarterly Average Outstanding Settlement Value Purchased
Quarterly Average Outstanding Settlement Value Sold
42 31 $ 4,066,137 $57,492,494

Credit default swap agreements outstanding at prior year were closed within one week following prior year end. There were no additional swap agreements opened during the year ended October 31, 2017. The Fund's derivatives contracts held at October 31, 2017 are not accounted for as hedging instruments under GAAP.
Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
Master Repurchase Agreements govern repurchase and reverse repurchase agreements between the Fund and the counterparties. Master Repurchase Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits die to counterparties, respectively. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties

52 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets	of Assets	Available	Financial	Collateral	Net
Counterparty	Type	Assets	& Liabilities	& Liabilities	for Offset	Instruments	Received	Amount
Bank of New	Forward Foreign	$1,196,295	$–	$1,196,295	$(25,080)	$–	$–	$1,171,215
York Mellon	Currency Exchange
Contracts

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets	of Assets	Available	Financial	Collateral	Net
Counterparty	Type	Liabilities	& Liabilities	& Liabilities	for Offset	Instruments	Pledged	Amount
Societe Generale	Reverse Repurchase	$45,000,000	$–	$45,000,000	$–	$(45,000,000)	$–	$–
Agreement
Bank of New	Forward Foreign	25,080	–	25,080	(25,080)	–	–	–
York Mellon	Currency Exchange
Contracts

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $28,728,425.
Note 8 – Capital:
Common Shares
The Fund has an unlimited number of common shares, $0.001 par value, authorized and 27,367,344 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2017 or the year ended October 31, 2016.
On July 22, 2016, the Fund's Board of Trustees approved a share repurchase program whereby the Fund agreed to purchase, in the open market, up to 7.5% of its outstanding common shares when its common shares traded on the New York Stock Exchange at a discount to net asset value of 13% or greater (the "Repurchase Program"). The Fund agreed to terminate the Repurchase Program on September 30, 2018 provided that following the commencement of the Repurchase Program, if the closing price on the NYSE of the Fund's common shares represented a discount to net asset value of less than 13% for five consecutive trading days, the Repurchase Program would automatically terminate. The Fund commenced the Repurchase Program on August 18, 2016 and the Repurchase Plan was subsequently terminated on August 26, 2016 which constituted the fifth consecutive day in which the common shares traded at a discount of less than 13% to its net asset value.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

Tender Offer
On August 9, 2017, the Fund announced the commencement of a tender offer to acquire in exchange for cash up to 4,829,532 (approximately 15%) of the Fund's outstanding common shares at a price equal to 98.0% of the Fund's NAV, as of the close of regular trading on the New York Stock Exchange on the business day immediately following the expiration of the tender offer. The tender offer expired on September 7, 2017.
A total of 14,817,666 shares were duly tendered and not withdrawn. Because the number of shares tendered exceeded 4,829,532 shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 33% of shares for each shareholder who properly tendered shares were accepted for payment. The purchase price of properly tendered shares was $6.4876 per share. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding. The Fund accepted 4,829,532 shares for payment. Final payment was made on September 13, 2017 in an aggregate amount equal to $31,332,072.

Transactions in common shares were as follows:
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Beginning shares	32,196,876	32,240,720
Common shares redeemed through tender offer	(4,829,532)	–
Common shares redeemed through repurchase program	–	(43,884)
Ending shares	27,367,344	32,196,876

Preferred Shares
On June 12, 2007, the Fund's Trustees authorized the issuance of Preferred Shares, as part of the Fund's leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.
On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.
On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding Auction Market Preferred Shares ("AMPS"). The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share) plus any unpaid dividends accrued through the expiration of the offer.
On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 6,776 AMPS that were properly tendered and not withdrawn, which represented approximately 99.6% of its outstanding AMPS.

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
Series T7	007639-206	3,390	10
Series W7	007639-305	3,386	14

54 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $600,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
Series T7	007639-206	10	$250,000	June 19, 2013
Series W7	007639-305	14	350,000	June 20, 2013

Note 9 – Borrowings:
On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. An unused commitment fee of 0.25% is charged on the difference between the $100,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $100,000,000 under the margin loan agreement. As of October 31, 2017, there was $80,000,000 outstanding in connection with the Fund's margin loan agreement. The average daily amount of borrowings on the margin loan during the year ended October 31, 2017 was $80,000,000 with a related average interest rate of 1.74%.
On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. On December 20, 2012, the Fund entered into a $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expired on December 20, 2015. The interest rate on the reverse repurchase agreement was 1.63%. On December 9, 2015, the Fund terminated its $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9th, the Fund entered into a $70,000,000 reverse repurchase agreement with Société Générale with an initial scheduled expiration date of December 9, 2017. The interest rate on the reverse repurchase agreement is 2.34%. As of October 31, 2017, the reverse repurchase agreement was $45,000,000. The average daily amount of the reverse repurchase agreement during the year ended October 31, 2017 was $65,342,466 with a related average interest rate of 2.34%.
The average borrowings of the margin loan and reverse repurchase agreement, for the year ended October 31, 2017 was $145,342,466 at an average interest rate of 2.01%.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2017, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 -90	Greater than
	Continuous	30 days	days	90 days	Total
Common Stocks	$ –	$ –	$ 6,157,279	$ –	$ 6,157,279
Convertible
Preferred
Stocks	–	–	2,317,883	–	2,317,883
Convertible Bonds	–	–	17,270,561	–	17,270,561
Corporate Bonds	–	–	19,254,277	–	19,254,277
Total Borrowings	$ –	$ –	$ 45,000,000	$ –	$ 45,000,000
Gross amount of
recognized
liabilities for
reverse
repurchase
agreements	$ –	$ –	$ 45,000,000	$ –	$ 45,000,000

As of October 31, 2017, the Fund had collateral of $191,965,855 in connection with borrowings and reverse repurchase agreements.
The Fund's use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund's net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder's of the Fund, may reduce the Fund's total return. The Fund will pay interest expense on the leverage, thus reducing the Fund's total return. This expense may be greater than the Fund's return on the underlying investment.
The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund's ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a "closed-end fund company" as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

56 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2017

Note 10 – Subsequent Events:
On December 15, 2017, the Fund terminated its existing margin loan agreement and repaid the $80,000,000 loan amount outstanding thereunder. Concurrent with this termination and repayment on December 15, 2017, the Fund entered into a new senior secured credit agreement and an amended and restated reverse repurchase agreement with Société Générale. Under the terms of the new credit agreement, the Fund's credit facility is as follows: 175-day evergreen maturity floating rate: $10,000,000; 3-year maturity fixed rate: $35,000,000; and 5-year maturity fixed rate: $35,000,000. The interest rates on the credit facility are as follows: 175-day evergreen floating: 3-month LIBOR + 0.85%; 3-year fixed: 3.43%; and 5-year fixed: 3.83%. The Fund pays a commitment fee on the undrawn portion of the 175-day evergreen facility in the amount of 0.25% per annum. Under the terms of the new reverse repurchase agreement, the Fund's repurchase facility is as follows: 175-day evergreen floating: $11,000,000; 3-year fixed: $17,000,000; and 5-year fixed: $17,000,000. The interest rate on each tranche of the reverse repurchase agreement is the same as the rate on the credit-facility tranche of the same tenor and rate type. The Fund borrowed $80,000,000 under the new credit facility on December 15, 2017.
On November 1, 2017, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on November 30, 2017 to shareholders of record on November 15, 2017.
On December 1, 2017, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on December 29, 2017 to shareholders of record on December 15, 2017.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2017

To the Board of Trustees and Shareholders of
Advent Claymore Convertible Securities and Income Fund II
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent Claymore Convertible Securities and Income Fund II (the "Fund") as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 26, 2017

58 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

OTHER INFORMATION (Unaudited)	October 31, 2017

Federal Income Tax Information
Qualified dividend income of as much as $3,006,485 was received by the Fund through October 31, 2017. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
For corporate shareholders $2,436,945 of investment income (dividend income plus short-term gains, if any), qualified for the dividends -received deduction.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2017, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2) .

% of Qualifying Interest
54.19%

In January 2018, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on September 27, 2017. Shareholders voted on the election of Trustees.
With regards to the election of the following Class II Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Daniel L. Black	23,125,115	399,634	359,675
Michael A. Smart	23,169,749	393,170	321,505

The other Trustees of the Fund whose terms did not expire in 2017 are Randall C. Barnes, Tracy V. Maitland, Ronald A. Nyberg, and Gerald L. Seizert.
Sector Classification
Information in the "Portfolio of Investments" is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. Each Fund's registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 59

OTHER INFORMATION (Unaudited) continued				October 31, 2017

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:
			Number of
Name, Address and	Term of		Funds in Fund
Year of Birth and	Office and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Trust	Time Served*	Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes++	Since 2007	Current: Private Investor (2001-present).	96	Current: Trustee, Purpose Investments Funds (2014-present).
Year of birth: 1951 Trustee

Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).

Daniel L. Black+	Since 2007	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3
Current: Little Sprouts, LLC (2015-present); Harlem Lacrosse & Leadership, Inc. (2014-present); Bendon, Inc. (2012-2015); Antenna International, Inc. (2010-present); Bonded Services, Ltd. (2011-present).

Year of birth: 1960 Trustee
		Former: Managing Director and Co-Head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of U.S. Corporate Banking at BNY Mellon (1995-1998).

				Former: Penn Foster Education Group, Inc. (2007-2009).

Derek Medina+ Year of birth: 1966 Trustee	Since 2007	Current: Senior Vice President, Business Affairs at ABC News (2008-present). Former: Vice President, Business Affairs and News Planning at ABC News (2003-2008); Executive Director, Office of the President at ABC News (2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Current: Young Scholar's Institute. (2005-present); Oliver Scholars (2011-present).

60 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	October 31, 2017

			Number of
Name, Address and	Term of		Funds in Fund
Year of Birth and	Office and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Trust	Time Served*	Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees continued:
Ronald A. Nyberg++	Since 2007	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	98	Current: Edward-Elmhurst Healthcare System (2012-present).
Year of birth: 1953 Trustee and Chairman of the Nominating and Governance Committee		Former: Partner, Nyberg & Cassisppi, LLC (2000-2016); Executive Vice President, General Counsel and Corporate Secretary, Van Kampen Investments (1982-1999).

Gerald L. Seizert,	Since 2007	Current: Managing Partner of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm.	3	Current: Beaumont Hospital (2012-present); University of Toledo Foundation (2013-present).
CFA, CIC+
Year of birth: 1952 Trustee

Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Vice President and Portfolio Manager at First of America Bank (1978-1984).

Michael A. Smart+	Since 2007	Current: Managing Partner, Herndon Equity Partners (July 2014-present), Managing Partner, Cordova, Smart & Williams, LLC (2003-present).	3
Current: President & Chairman, Board of Directors, Berkshire Blanket Holdings, Inc. (2006-present); President and Chairman, Board of Directors, Sqwincher Holdings (2006-present); Board of Directors, Sprint Industrial Holdings (2007-present); Vice Chairman, Board of Directors, National Association of Investment Companies ("NAIC") (2010-present). Trustee, The Mead School (2014-present).

Year of birth: 1960 Trustee

Former: Managing Director in Investment Banking-the Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co.; Founding Partner of The Carpediem Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co. (investment bank) (1988-1990).

AGC lADVENTCLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 61

OTHER INFORMATION (Unaudited) continued	October 31, 2017

Number of
Name, Address and	Term of		Funds in Fund
Year of Birth and	Office and		Complex**
Position(s) Held	Length of	Principal Occupation(s) During	Overseen	Other Directorships
with Trust	Time Served*	Past Five Years and Other Affiliations	by Trustee	Held by Trustee
Interested Trustees:
Tracy V. Maitland+†	Since 2007	Current: President of Advent Capital Management, LLC (2001-present).	3	None.
Year of birth: 1960 Trustee, Chairman, President and Chief Executive Officer
Former: Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.

+	Address for all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address for all Trustees noted: 227 W. Monroe Street, Chicago, IL 60606.
*	After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC, and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple  Boards of Trustees.

†
Mr. Maitland is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund's Investment Manager.

62 lAGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	October 31, 2017

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund II, who are not trustees, and their principal occupations during the past five years:
Position(s) held with the Trust
Term of Office and Length of Time Served**
Name, Address* and Year of Birth
Principal Occupations During Past Five Years
Officers:
Edward C. Delk	Secretary and Chief Compliance Officer	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)

Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Tony Huang	Vice President and Assistant Secretary	Since 2014	Current: Vice-President, Advent Capital Management, LLC (2007-present).
(1976)

Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).

Robert White	Treasurer and Chief Financial Officer	Since 2007	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)
Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 63

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2017

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A., (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

64 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2017

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866)488-3559 or online at www.computershare.com/investor.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 65

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2017

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of AGC and the services and personnel of Advent and GFIA and their affiliates at quarterly meetings of the Board. Although the meetings of the Advent closed-end funds occur at the same time, the Board considers AGC separately. While emphasis might be placed on information concerning the investment performance of AGC, AGC's fees and expenses in comparison with other funds' fees and expenses and other matters at the meeting at which the renewal of the Investment Management Agreement and the Investment Advisory Agreement is considered, the process of evaluating AGC's investment advisory and management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in its deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.
Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to AGC by Advent under the Investment Management Agreement, and to AGC by GFIA under the Investment Advisory Agreement. The Independent Trustees reviewed and considered the information provided by Advent and GFIA in response to a detailed series of requests submitted on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees were provided with, among other things, information about the background, experience and expertise of the management and other personnel of Advent and GFIA and the services provided by those organizations to AGC. The Independent Trustees discussed the quality of the services provided. The compliance history of Advent and GFIA was discussed, along with the ability of Advent and GFIA to provide services to AGC.
The Independent Trustees evaluated the capabilities of Advent and GFIA, including information regarding their resources and their ability to attract and retain highly qualified investment professionals. The Independent Trustees also considered the commitment of Advent and GFIA to AGC. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for AGC, including the involvement of Mr. Maitland, and other personnel at both Advent and GFIA.
The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA's oversight and supervision of the services of Advent as investment manager including the general monitoring of the performance of Advent. The Board was also aware that GFIA assists in the implementation and oversight of AGC's compliance program, which is administered by AGC's chief compliance officer.
Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to AGC by Advent and the investment advisory services provided to AGC by GFIA.
Fund Performance and Expenses
The Independent Trustees considered the performance results for AGC on a market price and net asset value basis over various time periods. They also considered the result of AGC in comparison to

66 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)(continued)	October 31, 2017

the performance results of other closed-end funds that were determined to be similar to AGC in terms of investment strategy ("Peer Group"). They recognized that the number of other funds in its Peer Group was small and that, for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmark indexes may not be useful comparisons due to the fact that the securities in the benchmarks may include convertibles, high yield or other securities with characteristics unlike those purchased by AGC.
AGC underperformed most of its Peer Group for the one-year period ended October 31, 2016 and also underperformed its benchmark indexes. For the six month period ending April 30, 2017, AGC had mixed results, underperforming or outperforming against different peers and benchmarks.
The Board noted that it had discussed with management the past performance of AGC at previous meetings and the steps management would take to improve performance. The Independent Trustees considered the steps management had historically taken, and the activities it presently undertakes, to seek to improve performance, and will continue to monitor performance on an on-going basis. The Board discussed the repositioning of the portfolios and the adoption of a sleeve investment approach. The Board considered the general improvement of the performance of AGC in the time period after the completion of the transition to the three-sleeve model. The Independent Trustees noted management's representation that transition to the three-sleeve model was benefiting AGC. The Independent Trustees also discussed with management the reasons for the recent underperformance of AGC and the expectations for performance going forward.
The Board also reviewed information about the discount at which AGC's shares have traded as compared with its Peer Group.
The Independent Trustees received and considered information regarding AGC's total expense ratio relative to its Peer Group, noting that AGC generally had a higher expense ratio (based on common assets) than its Peer Group. The Independent Trustees acknowledged that the expense ratio of AGC was often higher than expense ratios of certain of its Peer Group funds because of AGC's use of leverage and longer-term borrowings, and because certain funds in its Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small size of AGC and the overall complex in relation to its Peer Group. The potential benefits of the use of leverage were considered. The Independent Trustees also noted that expense ratio comparisons with its Peer Group was difficult because the items included in other funds' expenses may differ from those of AGC.
Based on the above considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement of AGC and the Investment Advisory Agreement of AGC.
Investment Management and Advisory Fee Rates
The Independent Trustees reviewed and considered the contractual investment management fee rate for AGC and the investment advisory fee rate for AGC (collectively, the "Management Agreement Rates") payable by AGC to Advent and by AGC to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rates with those of the funds in its Peer Group. The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and GFIA to their other clients. In particular, Advent

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 67

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)(continued)	October 31, 2017

confirmed that AGC differs from certain other accounts advised by Advent in that it is more complex to manage, requires greater resources from Advent and differs in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to AGC in relation to those typically provided to private funds and separate accounts. In addition, GFIA noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.
Based on the totality of the information they reviewed, the Independent Trustees concluded that the fees were fair and reasonable.
Profitability
The Independent Trustees received and considered an estimated profitability analysis of Advent and GFIA based on the Management Agreement Rates. The Independent Trustees also discussed with management the methodology used to determine profitability. In addition, the Independent Trustees considered whether any direct or indirect collateral benefits inured to Advent or GFIA as a result of its affiliation with AGC. The Independent Trustees concluded that, in light of the costs of providing investment advisory services to AGC and investment management and other services to AGC, the profits and other ancillary benefits that Advent and Guggenheim received with regard to providing these services to AGC were not unreasonable.
Economies of Scale
The Independent Trustees received and considered information regarding whether there had been economies of scale with respect to the management of AGC, whether AGC have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. It was noted that, because AGC is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance and the Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.
Conclusion
After consideration of the factors discussed above and other information considered by the Independent Trustees, the Board, including the Independent Directors, unanimously voted to approve the Investment Management Agreement and the Investment Advisory Agreement for an additional one-year term.

68 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

FUND INFORMATION	October 31, 2017

Board of Trustees
Randall C. Barnes
Daniel L. Black
Tracy V. Maitland*
Chairman
Derek Medina
Ronald A. Nyberg
Gerald L. Seizert
Michael A. Smart

* Trustee is an "interested person" of the Fund
as defined in the Investment Company Act of
1940, as amended.

Officers

Tracy V. Maitland
President and Chief Executive Officer

Robert White
Treasurer and Chief Financial Officer

Edward C. Delk
Secretary and Chief Compliance Officer

Tony Huang
Vice President and Assistant Secretary

Investment Manager
Advent Capital Management, LLC
New York, NY

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY

Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 69

FUND INFORMATION continued	October 31, 2017

Portfolio Managers of the Fund
The portfolio managers of Advent Claymore Convertible Securities and Income Fund II (the "Fund") are Tracy Maitland, Chief Investment Officer of Advent Capital Management, LLC ("Advent" or the "Investment Manager") and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund's core portfolio of convertible bonds, the Fund's high yield securities investments and the Fund's leverage allocation, respectively.
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866)488-3359 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting Guggenheim Fund's website at guggenheiminvestments.com or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission's ("SEC") website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at guggenheiminvestments.com. The Funds Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

70 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

This Page Intentionally Left Blank

ABOUT THE FUND MANAGER
Advent Capital Management, LLC
Advent Capital Management, LLC ("Advent") is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent's investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2 Analyze the quality of issues to help manage downside risk;
3 Analyze fundamentals to identify catalysts for favorable performance; and
4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC (12/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE	CEF - AGC - AR - 1017

Item 2.  Code of Ethics.
a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b)           No information need be disclosed pursuant to this paragraph.
(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)           Not applicable.
(f)           (1)  The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
               (2)  Not applicable.
               (3)  Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.
Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.
Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $103,700 and $100,700 for the fiscal years ended October 31, 2017, and October 31, 2016, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2017, and October 31, 2016, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.
The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $19,000 and $18,500 for the fiscal years ended October 31, 2017, and October 31, 2016, respectively.
The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a), 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2017, and October 31, 2016, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.
AUDIT COMMITTEE PRE-APPROVAL POLICY OF
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II
Statement of Principles
The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.
This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation
In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.
Pre-Approved Fee Levels
Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit Services
The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit-Related Services
Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Tax Services
The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services
All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Procedures
Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
(2)  None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $19,000 and $18,500 for the fiscal years ended October 31, 2017, and October 31, 2016, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
b)   Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as Exhibit (c) attached hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
a) (1) The portfolio managers of the Fund (the “Portfolio Managers”) are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent). They are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. The following provides information regarding the Portfolio Managers as of October 31, 2017:
Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.

Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2017:
Tracy Maitland
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	4	$1,101,701,395	0	$0
Other pooled investment vehicles	1	$165,312,250	1	$165,312,250
Other accounts	382	$5,001,967,092	39	$168,954,464

Paul Latronica
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,011,524,170	0	$0.00
Other pooled investment vehicles	2	$721,310,746	0	$0.00
Other accounts	347	$3,429,249,172	4	$604,790,279

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.
(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.
(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2017:
Name of Portfolio Manager                         Dollar Range of Equity Securities in Fund

Tracy Maitland                                               $100,001- $500,000
Paul Latronica                                                 $10,001- $50,000
(b) Not applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
(a)
Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
08/09/17 – 09/07/17	14,817,666	$6.4876	4,829,532	$31,332,072

On August 9, 2017, the Fund announced the commencement of a tender offer. Final payment was made on September 13, 2017.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)   Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)   Not applicable.
(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)       Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Advent Claymore Convertible Securities and Income Fund II
By:        /s/Tracy V. Maitland
Name:   Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:     January 4, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/Tracy V. Maitland
Name:   Tracy V. Maitland
Title:      President and Chief Executive Officer
Date:     January 4, 2018
By:        /s/Robert White
Name:   Robert White
Title:     Treasurer and Chief Financial Officer
Date:     January 4, 2018